Rule 497(e)

File Nos. 002-75503

811-03364

MAXIM SERIES FUND, INC.

Maxim Bernstein International Equity Portfolio

(the “Portfolio”)

Supplement dated August 25, 2009 to the Prospectus for the

Portfolio, dated May 1, 2009, and to the Statement of Additional

Information for Maxim Series Fund, Inc., dated May 1, 2009

Effective September 1, 2009, Massachusetts Financial Services Company (“MFS”) will replace AllianceBernstein, L.P. as the Sub-Adviser to the Portfolio and the name of the Portfolio will change from Maxim Bernstein International Equity Portfolio to Maxim MFS International Value Portfolio. Therefore, effective September 1, 2009, the following changes are made to the Prospectus and Statement of Additional Information:

All references in the Prospectus and Statement of Additional Information to “Maxim Bernstein International Equity Portfolio” are changed to “Maxim MFS International Value Portfolio” and all references in the Prospectus and Statement of Additional Information to “AllianceBernstein, L.P.” are changed to “Massachusetts Financial Services Company.”

The Principal Investment Strategies on page 3 of the Prospectus are deleted in their entirety and replaced with the following:

“Principal Investment Strategies.

•	Under normal circumstances, the Portfolio will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities.
•	Under normal circumstances, the Portfolio will invest primarily in companies located outside the U.S., including those in emerging markets.
•	The Sub-Adviser may invest a relatively large percentage of the Portfolio’s assets in a single country, a small number of countries, or a particular geographic region.
•

The Portfolio generally focuses on investing its assets in the stocks of companies that the Sub-Adviser believes are undervalued compared to their perceived worth (value companies). Value companies tend to have stock prices that are low relative to their earnings, dividends, assets, and other financial measures.

•	The Sub-Adviser may invest the Portfolio’s assets in companies of any size.
•

The Sub-Adviser uses a bottom-up investment approach in buying and selling investments for the Portfolio. Investments are selected primarily based on fundamental analysis of issuers and their potential in light of their current financial condition and industry position, and market, economic, political, and regulatory conditions. Factors considered may include analysis of earnings, cash flows, competitive position, and management ability. Quantitative analysis of these and other factors may also be considered.”

The following principal investment risk is added after “Issuer Risk” on page 3 of the Prospectus:

“Value Stock Risk

•	The value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately valued.”

The MSCI EAFE Value Index is added as an additional benchmark index for the Portfolio on page 5 of the Prospectus. The MSCI EAFE Value Index is a subset of the MSCI EAFE Index and constituents of the index include securities from Europe, Australasia (Australia and Asia), and the Far East. The index generally represents approximately 50% of the free float-adjusted market capitalization of the MSCI EAFE Index and consists of those securities classified by MSCI as most representing the value style.

The information about AllianceBernstein, L.P. beginning on page 11 of the Prospectus is deleted and replaced with the following:

“Massachusetts Financial Services Company (“MFS”) is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial, Inc., a diversified financial services company. MFS is a Delaware corporation with its principal business address at 500 Boylston Street, Boston, Massachusetts 02116.

The Portfolio is co-managed by Mr. Benjamin Stone and Mr. Barnaby Weiner. Mr. Stone, an Investment Officer of MFS, has been portfolio manager of the Portfolio since September 1, 2009. He has been a portfolio manager of the MFS International Value Fund since November 2008 and has been employed in the investment area of MFS since 2005. Prior to joining MFS, Mr. Stone was a research analyst at Schroders Investment Management from 1997 to 2005. Mr. Weiner, an Investment Officer of MFS, has been a portfolio manager of the Portfolio since September 1, 2009. He has been a portfolio manager of the MFS International Value Fund since January 2003 and has been employed in the investment area of MFS since 1998.”

The information about AllianceBernstein, L.P.” beginning on page 30 of the Statement of Additional Information is deleted in its entirety.

The information about Massachusetts Financial Services Company beginning on page 48 of the Statement of Additional Information is deleted and replaced with the following:

“MASSACHUSETTS FINANCIAL SERVICES COMPANY

Massachusetts Financial Services Company (“MFS”) serves as the Sub-Adviser to the Maxim MFS International Growth Portfolio, pursuant to a Sub-Advisory Agreement dated May 1, 2003, and to the Maxim MFS International Value Portfolio, pursuant to a Sub-Advisory Agreement dated September 1, 2009. MFS, registered as an investment adviser pursuant to the Advisers Act, is a Delaware corporation with its principal business address at 500 Boylston Street, Boston, Massachusetts 02116. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc., a diversified financial services company.

MCM is responsible for compensating MFS, which receives monthly compensation for its services at the annual rate of 0.35% on all assets of the Maxim MFS International Growth Portfolio and 0.40% on all assets of the Maxim MFS International Value Portfolio.

Other Accounts Managed

The Maxim MFS International Growth Portfolio is co-managed by David R. Mannheim and Marcus L. Smith and the Maxim MFS International Value Portfolio is co-managed by Benjamin Stone and Barnaby Wiener. The following tables provide information regarding registered investment companies, other pooled investment vehicles and other accounts over which the Portfolio manager(s) also has day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of December 31, 2008 for the Maxim MFS International Growth Portfolio and as of June 30, 2009 for the Maxim MFS International Value Portfolio.

AUM Based Fees			Performance Based Fees
Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
David R. Mannheim	15*	6985*	8	1832	89	15,696	0	0	0	0	14	2294
Marcus L. Smith	11*	6139*	1	105	26	4143	0	0	0	0	1	292
Benjamin Stone	4	2309	1	276	4	269	0	0	0	0	0	0
Barnaby Wiener	4	2309	5	1295	5	284	0	0	0	0	0	0

* Includes Maxim MFS International Growth Portfolio

Material Conflicts of Interest Policy

MFS seeks to identify potential conflicts of interest resulting from a portfolio manager’s management of both the Portfolio and other accounts, and has adopted policies and procedures designed to address such potential conflicts.

The management of multiple portfolios and accounts (including proprietary accounts) gives rise to potential conflicts of interest if the portfolios and accounts have different objectives and strategies, benchmarks, time horizons and fees as a portfolio manager must allocate his or her time and investment ideas across multiple portfolios and accounts. In certain instances there are securities which are suitable for the Portfolio as well as for accounts of MFS or its subsidiaries with similar investment objectives. A Portfolio’s trade allocation policies may give rise to conflicts of interest if the Portfolio’s orders do not get fully executed or are delayed in getting executed due to being aggregated with those of other accounts of MFS or its subsidiaries. A portfolio manager may execute transactions for another portfolio or account that may adversely impact the value of the Portfolio’s investments. Investments selected for portfolios or accounts other than the Portfolio may outperform investments selected for the Portfolio. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Portfolio is concerned. In most cases, however, MFS believes that the Portfolio’s ability to participate in volume transactions will produce better executions for the Portfolio.

MFS does not receive a performance fee for its management of the Portfolio. As a result, MFS and/or a portfolio manager may have a financial incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Portfolio-for instance, those that pay a higher advisory fee and/or have a performance adjustment.

Compensation

Portfolio manager total cash compensation is a combination of base salary and performance bonus:

(i)        Base Salary – Base salary represents a smaller percentage of portfolio manager total cash compensation (generally below 10%) than performance bonus.

(ii)        Performance Bonus – Generally, the performance bonus represents a majority of portfolio manager total cash compensation. The performance bonus is based on a combination of quantitative and qualitative factors, with more weight given to the former (generally over 60%) and less weight given to the latter.

The quantitative portion is based on the pre-tax performance of assets managed by the portfolio manager over one-, three-, and five-year periods relative to peer group universes and/or indices (“benchmarks”). As of December 31, 2008, the following benchmarks were used:

Portfolio Manager	Benchmark(s)
David R. Mannheim	Lipper International Funds
Lipper Global Funds
Lipper Variable Global Core Funds
MSCI EAFE Index
Lipper International Large-Cap Growth Funds
Lipper International Large-Cap Core Funds
MSCI World Index
Lipper Global Multi-Cap Core Funds
Lipper Global Large-Cap Core Funds
FTSE All-World Index
MSCI KOKUSAI Index
Standard & Poor’s Developed LargeMidCap Growth

Marcus L. Smith	Lipper International Funds
MSCI EAFE Index
Standard & Poor’s Europe Pacific Asia Composite LargeMidCap Growth Index
Lipper International Large-Cap Growth Funds
Lipper International Large-Cap Core Funds
MSCI Japan Index
FTSE All-World Developed Index

Barnaby Wiener	Lipper International Funds
Lipper Variable International Value Funds
MSCI EAFE Index
Lipper International Multi-Cap Core Funds
Lipper International Multi-Cap Value Funds
MSCI World Index
Lipper Variable International Core Funds
MSCI Europe Index
Lipper Global Funds
FTSE All-share Index
MSCI KOKUSAI Index

Additional or different benchmarks, including versions of indices and custom indices may also be used. Primary weight is given to portfolio performance over a three-year period with lesser consideration given to portfolio performance over one-year and five-year periods (adjusted as appropriate if the portfolio manager has served for less than five years).

The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts, and traders) and management’s assessment of overall portfolio manager contributions to investor relations and the investment process (distinct from Portfolio and other account performance).

Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests and/or options to acquire equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process, and other factors.

Finally, portfolio managers are provided with a benefits package including a defined contribution plan, health coverage and other insurance, which are available to other employees of MFS on substantially similar terms. The percentage such benefits represent of any portfolio manager’s compensation depends upon the length of the individual’s tenure at MFS and salary level as well as other factors

Ownership of Securities

The portfolio managers do not own any shares of the Portfolio.”

This Supplement must be accompanied by or read in conjunction with the current Prospectus and Statement of Additional Information, dated May 1, 2009,

and should be retained for future reference.

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